Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Class A Common Stock of FTS International, Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 14, 2021.

Ares XXVII CLO Ltd.
By:	Ares CLO Management XXVII, L.P., as Asset Manager
By:	Ares CLO GP XXVII, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXVIIIR CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXIX CLO Ltd.
By:	Ares CLO Management XXIX, L.P., as Asset Manager
By:	Ares CLO GP XXIX, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIR CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIIR CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIV CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVR CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVII CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXVIII CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XXXIX CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XL CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLI CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLII CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIII CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIV CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLV CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVI CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVII CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLVIII CLO Ltd.
By:	Ares CLO Management II LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares XLIX CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares L CLO Ltd.
By:	Ares CLO Management LLC, as Asset Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Credit Strategies Insurance Dedicated Fund Series Interests of the SALI Multi-Series Fund, L.P.
By:	Ares Management LLC, its Investment Subadvisor

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Future Fund Board of Guardians
By:	Ares Enhanced Investment Strategy Advisor IV, L.P., its Investment Manager
By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Transatlantic Reinsurance Company
By:	Ares ASIP VII Management, L.P., its Portfolio Manager
By:	Ares ASIP VII GP, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

RSUI Indemnity Company
By:	Ares ASIP VII Management, L.P., its Portfolio Manager
By:	Ares ASIP VII GP, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

CION Ares Diversified Credit Fund
By:	Ares Capital Management II LLC, its Investment Adviser

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Credit Hedge Fund LP
By:	Ares Capital Management III LLC, its Investment Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Enhanced Credit Opportunities Master Fund II, Ltd.
By:	Ares Enhanced Credit Opportunities Investment Management II, LLC, its Investment Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Lucent Technologies Inc. Master Pension Trust
By:	Alcatel-Lucent Investment Managed Corporation, its Named Fiduciary
By:	Ares Management LLC, its Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Institutional High Yield Master Fund LP
By:	Ares Management LLC, its Investment Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Institutional Credit Fund, LP
By:	Ares Management LLC, its Investment Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Future Fund Board of Guardians for Medical Research Future Fund
By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its Investment Manager
By:	Ares Enhanced Loan Investment Strategy Advisor IV, GP, LLC, its General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

SEI Global Master Fund PLC
By:	Ares Management LLC, its Portfolio Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

SEI Investments Canada Company – U.S. High Yield Bond Fund
By:	Ares Management LLC, its Portfolio Manager

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

SEI Institutional Investments Trust - High Yield Bond Fund
By:	Ares Management LLC, its Sub-Adviser

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

SEI Institutional Managed Trust
By:	Ares Management LLC, its Sub-Adviser

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Touchstone Funds Group Trust – Touchstone Credit Opportunities II Fund
By:	Ares Capital Management II LLC, its Sub-Adviser

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management LLC
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management Holdings L.P.
By:	Ares Holdco LLC
Its:	General Partner

Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Holdco LLC
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management Corporation
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Management GP LLC
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Voting LLC
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory

Ares Partners Holdco LLC
Signed:	/s/ Naseem Sagati Aghili
Name:	Naseem Sagati Aghili
Title:	Authorized Signatory